UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                                    FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported): December 28, 2009


                              AQUACELL WATER, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                 000-51723               86-0675195
------------------------------    -------------   ------------------------------
 (State or other jurisdiction      (Commission             (IRS Employer
      of incorporation)            File Number)         Identification No.)


          44-489 Town Center Way, #D511, Palm Desert, CA         92260
       ---------------------------------------------------    ----------
              (Address of principal executive offices)        (Zip Code)


                                  (888) 326-5222
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 [ ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

 [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

 [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(e))

ITEM 5.03   Amendments to Articles of Incorporation.

     (a) The registrant filed an amendment to its articles of incorporation pursuant to the provisions of Section 242 and Section 228 of the General Corporation Law of Delaware by soliciting and obtaining the consent of a majority of its shareholders.

        (1)  The effective date of the amendment was December 28, 2009;

        (2) The amendment changed the corporation's name from Aquacell Water, Inc. to Believing Today, Inc. and also changed the number of authorized shares of its Common Stock. A copy of the amended certificate of incorporation is attached as an exhibit.


Item. 9.01   Financial Statements and Exhibits.

     (d)  Exhibits.

        3. Certificate of Amended of Certificate of Incorporation filed with Delaware Secretary of State Division of Corporations on December 28, 2009.


                                   SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            AQUACELL WATER, INC.

Date: January 4, 2010                       By: /s/ Kevin Spence
                                            ------------------------------------
                                                    Kevin Spence
						    CFO